Exhibit 99.C
First Quarter 2008 Financial & Operational Update May 8, 2008

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2008 plan, including earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors-The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2007, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EBITDA, adjusted EPS, cash costs, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto. El Paso defines Resource Potential or Resource Inventory as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Our Vision & Values

First Quarter Overview Financial Solid earnings1: $0.33 vs. $0.18 Both businesses up; interest expense down Pipelines EBIT up 5% Good progress on growth projects E&P Production up 8% (4% pro forma Peoples, divestitures)2 Per-unit costs down 1Adjusted earnings per share 2Includes proportionate share of Four Star equity volumes

Financial Results

Financial Results EBIT Interest and debt expense Income (loss) before income taxes Income taxes (benefit) Income (loss) from continuing operations Discontinued operations, net of income taxes Net income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 216 (283) (67) (19) (48) 677 629 9 $ 620 $ (0.08) 0.97 $ 0.89 694 2007 Three Months Ended March 31, $ 600 (233) 367 148 219 - 219 19 $ 200 $ 0.29 - $ 0.29 701 2008 ($ Millions, Except EPS)

Items Impacting 1Q 2008 Results Income available to common stockholders Adjustments1 Change in fair value of production-related derivatives Change in fair value of power contracts Change in fair value of legacy indemnification Case Corporation indemnification Gain on sale of portion of telecommunications business Adjusted EPS-Continuing operations2 $ 21 41 43 (65) (18) Pre-tax $ 200 $ 13 26 28 (27) (12) After-tax $ 0.29 0.02 0.04 0.04 (0.04) (0.02) $ 0.33 Diluted EPS 1All adjustments assume a 36% tax rate, except Case Corporation indemnification, and 701 MM diluted shares 2Reflects fully diluted shares of 767 MM and includes income impact from dilutive securities $ Millions, Except EPS 8

Business Unit Contribution Core Businesses Pipelines Exploration & Production Core Businesses Total Other Businesses Marketing Power Corporate & Other Total Three Months Ended March 31, 2008 $ 381 242 $ 623 (60) (2) 39 $ 600 Adjusted EBITDA* EBIT DD&A $ 99 212 $ 311 - - 2 $ 313 $ 510 486 $ 996 (60) (2) 41 $ 975 $ 480 454 $ 934 (60) (2) 41 $ 913 EBITDA *Adjusted Pipeline EBITDA for 50% interest in Citrus and adjusted E&P EBITDA for 49% interest in Four Star; Appendix includes details on non-GAAP terms $ Millions

Cash Flow and Capital Investment $ 219 497 716 (82) 634 - $ 634 $ 531 $ 295 $ 598 $ 38 Income (loss) from continuing operations Non-cash adjustments Subtotal Working capital changes and other1 Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Acquisitions Divestitures Dividends paid 2008 Three Months Ended March 31, $ (48) 489 441 (93) 348 (35) $ 313 $ 528 $ 255 $ 38 $ 37 2007 1Includes change in margin collateral of $(15) MM in 2008 and $20 MM in 2007 $ Millions

Marketing Financial Results Strategic Change in fair value of production-related derivatives Other Change in fair value of natural gas derivative contracts Change in fair value of power contracts Settlements, demand charges, and other Operating expenses and other income Other total EBIT $ (21) - (41) 5 (3) (39) $ (60) Three Months Ended March 31, 2008 2007 $ (87) (24) (17) (7) - (48) $ (135) EBIT $ Millions

2008 Natural Gas and Oil Hedge Positions 0.7 MMBbls $56.73 ceiling/ $55.00 floor Balance at Market Price Ceiling Floor 2.6 MMBbls Average cap $79.97/Bbl 2.6 MMBbls Average floor $79.51/Bbl Note: See full Production-Related Derivative Schedule in Appendix 153.0 TBtu Average cap $10.24/MMBtu 128.2 TBtu $10.74 ceiling/ $8.00 floor 24.8 TBtu $7.65 fixed price 153.0 TBtu Average floor $7.94/MMBtu Ceiling Floor 1.9 MMBbls $88.48 fixed price Positions as of May 2, 2008 (Contract Months April 2008 - Forward) 2008 Gas 2008 Oil Hedging strategy preserves upside to higher prices

Balance at Market Price Note: See full Production-Related Derivative Schedule in Appendix 93.2 TBtu Average cap $12.12/MMBtu 4.6 TBtu $3.56 fixed price 76.4 TBtu Average floor $8.27/MMBtu Ceiling Floor 3.4 MMBbls $109.93 fixed price Positions as of May 2, 2008 2009 Gas 2009 Oil 2009 Natural Gas and Oil Hedge Positions 88.6 TBtu $12.56 ceiling 71.8 TBtu $8.57 floor Oil hedges ensure approximately $105 MM incremental revenues vs. 2008 13

Pipeline Group

1Q 2008 Highlights Favorable 1Q EBIT 5% increase from prior year Throughput increased 7% from 2007 Progress on committed backlog Placed in-service: WIC Kanda SNG Cypress II-May 1 Received FERC certificate: CIG High Plains Pipeline and Totem Storage Completed Gulf LNG acquisition-started construction FGT Phase VIII added to backlog 15

Pipeline Group Financial Results EBIT before minority interest Less minority interest EBIT EBITDA Adjusted EBITDA1 Capital expenditures Acquisitions2 Three Months Ended March 31, 2008 2007 $ 390 9 $ 381 $ 480 $ 510 $ 189 $ 295 $ 364 - $ 364 $ 458 $ 490 $ 194 $ - $ Millions 1Adjusted Pipeline EBITDA for 50% interest in Citrus 2Gulf LNG acquisition Note: Appendix includes details on non-GAAP terms

Continued Throughput Increase YTD T-put 9 -2 12 13 TGP Colder weather, Cypress SNG 12% 8% EPNG CIG Rockies supply, expansions 7% overall increase 13% Power loads, Independence Hub Note: CIG includes Colorado Interstate Gas, Cheyenne Plains and Wyoming Interstate EPNG includes El Paso Natural Gas and Mojave (2)% California % Increase 2008 vs. 2007

Update on Ruby Pipeline PA with PGE for 375 MMcf/d Targeting 1.1+ Bcf/d of total commitments Increasing capex estimate March 2011 in-service WIC Ruby Pipeline CIG Cheyenne Plains Cheyenne Malin Opal

Exploration & Production

1Q Highlights Volumes up 8% 4% increase pro forma Lifting costs down 14% Divestiture process complete 309 Bcfe for $2.73/Mcfe* On track with full year guidance Note: Production includes our proportionate share of Four Star *Sales price and assumed asset retirement obligation

E&P Results EBIT1 EBITDA1 Adjusted EBITDA1,2 Capital expenditures Acquisition capital Divestiture Proceeds $ 242 $ 454 $ 486 $ 302 $ - $ 598 2007 2008 Three Months Ended March 31, $ 179 $ 349 $ 377 $ 352 $ 254 $ - 1Includes $35 MM in MTM losses for 2008 and $3 MM in MTM gains in 2007 2Adjusted E&P EBITDA for interest in Four Star Note: Appendix includes details on non-GAAP terms $ Millions 21

Decreasing Direct Lifting Costs $/Mcfe FY 2007 1Q 2007 1Q 2008 Direct Lifting Costs 0.88 0.95 0.82 Production Taxes 0.31 0.32 0.42 General & Administrative 0.64 0.69 0.64 Taxes Other Than Production & Income 0.05 0.03 0.04 $1.88 $0.05 $0.64 $0.31 $0.88 $1.99 $0.03 $0.69 $0.32 $0.95 $0.82 $0.42 $0.64 $0.04 $1.92

96% Drilling Success Rate High Med Low Risk 2008 1Q Gross Wells Completed - 67% 98% Actual Success Rate - 6 87 93 96% PC > 80% Low Risk Domestic Development and Pinauna & Bia Development PC < 40% High Impact Exploration PC 40%-80% Medium Risk Development and Exploration

1Q Production Update 1Q 2007 1Q 2008 Central 283 316 Western 150 149 TGC 189 236 GOM/SLA 182 173 International 16 12 Note: Includes proportionate share of Four Star equity volumes Appendix includes details on non-GAAP terms *Excludes volumes from domestic assets sold and assumes full year of Peoples MMcfe/d 1Q 2007 1Q 2008 Central 297 308 Western 153 147 TGC 182 201 GOM/SLA 121 130 International 16 12 283 189 182 16 820 150 On track for 860-920 production guidance 316 236 173 12 886 149 As Reported 8% Increase Pro Forma* 4% Increase 297 182 121 16 770 154 308 201 130 12 798 147

Drilling Activity Ramping Up 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008E Average Drilling Rigs 29 30 25 25 31 31 Average Drilling Rig Count 29 30 25 25 31 31

Upside Potential Heavily weighted to U.S. Onshore (86%) 869 Bcfe Proved Undeveloped Reserves R/P of 9.6 6.1 Tcfe unrisked non-proved resources 2.0 Tcfe risked unconventional and low risk Inventory grew by 12% in 2007 Infill drilling (CBM, Altamont, ArkLaTex) Emerging shale gas plays (Pierre and Haynesville) International exploration leads Significant Resource Inventory* 2.8 Tcfe Proved Reserves 2.8 Tcfe Unproved Inventory *As of 12/31/2007 adjusted for 2008 domestic divestitures

Summary Fundamentals remain strong Businesses performing well Solid growth outlook Higher commodity prices provide increased earnings power

First Quarter 2008 Financial & Operational Update May 8, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non- GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. It is a valuable measure of operating efficiency. For 2008, Adjusted EPS is earnings per share from continuing operations excluding the loss related to the change in fair value of an indemnification from the sale of an ammonia plant in 2005, the gain related to an adjustment of the liability for indemnification of medical benefits for retirees of the Case Corporation, gain related to the disposition of a portion of the company's investment in its telecommunications business, changes in fair value of power contracts and changes in fair value of the production-related derivatives in the Marketing segment during the quarter. For 2007, Adjusted EPS is earnings per share from continuing operations excluding changes in fair value of production-related derivatives in the Marketing segment and debt repurchase costs. Adjusted EPS is useful in analyzing the company's on-going earnings potential. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements. 30

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2008 Analysis of Working Capital and Other Changes $ (15) 116 (60) (169) (27) 73 $ (82) Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in trade receivable/payable Settlement of liabilities Other Total working capital changes & other Three Months Ended March 31, 2008 $ Millions

Items Impacting 1Q 2007 Results Net income available to common shareholders Adjustments1 Change in fair value of production-related derivatives Debt repurchase costs Discontinued operations (ANR) Adjusted EPS-continuing operations2 $ 87 201 (1,048) Pre-tax $ 620 $ 56 128 (677) After-tax $ 0.89 $ 0.08 0.18 (0.97) $ 0.18 Diluted EPS 1Assumes a 36% tax rate except for discontinued operations, and 694 MM shares 2Based upon 756 MM dilutive shares and includes the income impact from dilutive securities $ Millions, Except EPS 34

Reconciliation of EBIT/EBITDA EBITDA Less: DD&A EBIT Interest and debt expense Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders $ 913 313 600 (233) 367 148 219 - 219 19 $ 200 Three Months Ended March 31, $ 487 271 216 (283) (67) (19) (48) 677 629 9 $ 620 2008 2007 $ Millions

Reconciliation of Adjusted Pipeline EBITDA $ 13 13 9 8 - $ 43 $ 480 43 13 $ 510 $ 526 Citrus equity earnings 50% Citrus DD&A 50% Citrus interest 50% Citrus taxes Other* 50% Citrus EBITDA El Paso Pipeline EBITDA Add: 50% Citrus EBITDA Less: Citrus equity earnings Adjusted Pipeline EBITDA Citrus debt at March 31 (50%) Three Months Ended March 31, 2008 2007 $ 22 12 9 12 (1) $ 54 $ 458 54 22 $ 490 $ 441 *Other represents the excess purchase price amortization and differences between the estimated and actual equity earnings on our investment $ Millions

Reconciliation of Adjusted E&P EBITDA $ 10 6 - 13 13 $ 42 $ 454 42 10 $ 486 Four Star equity earnings Proportionate share of Four Star DD&A Proportionate share of Four Star interest Proportionate share of Four Star taxes Other3 Proportionate share of Four Star EBITDA El Paso E&P EBITDA Add: Proportionate share of Four Star EBITDA Less: Four Star equity earnings Adjusted E&P EBITDA Three Months Ended March 31, 20081 20072 $ (1) 6 - 7 15 $ 27 $ 349 27 (1) $ 377 1 E&P has a 49% interest in Four Star 2 E&P has a 43% interest in Four Star 3 Represents the excess purchase price amortization and difference between the estimated and actual equity earnings on our investment. $ Millions

E&P Cash Costs Total operating expense Depreciation, depletion and amortization Costs of products & services Per unit cash costs* Total equivalent volumes (MMcfe)* $ 328 (170) (24) 67,442 $ 4.86 (2.52) (0.35) $ 1.99 Total ($ MM) Per Unit ($/Mcfe) 1Q 2007 *Excludes volumes and costs associated with equity investment in Four Star $ 377 (212) (24) $ 5.11 (2.87) (0.32) $1.92 Total ($ MM) Per Unit ($/Mcfe) 73,762 1Q 2008 $ 1,414 (780) (92) 289,242 $ 4.89 (2.70) (0.31) $ 1.88 Total ($ MM) Per Unit ($/Mcfe) FY 2007

Production-Related Derivative Schedule Designated-EPEP Fixed price-Legacy Fixed price Ceiling Floor Economic-EPEP Fixed price Ceiling Floor Economic-EPM Ceiling Avg. ceiling Avg. floor Designated-EPEP Fixed price Economic-EPM Fixed Price Ceiling Floor Avg. ceiling Avg. floor 3.5 15.8 97.9 97.9 5.5 30.3 30.3 153.0 153.0 1.88 0.69 0.69 2.57 2.57 $ 3.44 $ 8.37 $ 10.82 $ 8.00 $ 8.24 $ 10.48 $ 8.00 $ 10.24 $ 7.94 $ 88.48 $ 56.73 $ 55.00 $ 79.97 $ 79.51 4.6 71.8 71.8 16.8 93.2 76.4 1.93 1.50 3.43 3.43 $ 3.56 $ 13.45 $ 8.57 $ 8.75 $ 12.12 $ 8.27 $ 109.32 $ 110.71 $ 109.93 $ 109.93 4.6 4.6 4.6 $ 3.70 $3.70 $ 3.70 2008 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2009 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2010 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2008 Natural Gas Crude Oil 6.8 6.8 6.8 $ 3.88 $ 3.88 $ 3.88 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2011-2012 Note: Positions are as of May 2, 2008 (Contract months: April 2008-Forward) Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2009 39

Production & Reserve Pro Forma Reconciliation Reserves (Bcfe) Ending reserves 1/1/08 Adjustments* Pro forma ending reserves 1/1/08 1,328 (58) 1,270 715 (40) 675 550 (93) 457 269 (118) 151 247 - 247 3,109 (309) 2,800 Onshore Central Western TGC GOM Int'l Total *Adjustments reflect elimination of divestiture properties 40

Reconciliation of Pro Forma Production Volumes Equivalents, MMcfe/d Central Western TGC GOM/SLA International Total consolidated Proportionate share of Four Star Total with Four Star 213 150 189 182 16 750 70 820 29 8 30 1 - 68 - 68 Reported Add: Peoples Less: Domestic Assets Sold Pro Forma* 15 4 37 62 - 118 - 118 227 154 182 121 16 700 70 770 1Q 2007 241 149 236 173 12 811 75 886 - - - - - - - - Reported Add: Peoples Less: Domestic Assets Sold Pro Forma* 8 2 35 43 - 88 - 88 233 147 201 130 12 723 75 798 1Q 2008 *Pro forma excludes volumes from domestic assets sold and assumes Peoples